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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2005


                        FINANCIAL ASSET SECURITIES CORP.



   (as depositor in connection with an Indenture, dated as of March 30, 2005, providing for, inter alia, the issuance of Asset Backed Notes, Series 2005-HE1)



                        Financial Asset Securities Corp.
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             (Exact name of registrant as specified in its charter)


          Delaware                   333-121661           06-1442101
----------------------------         ------------         ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)


600 Steamboat Road,
Greenwich, Connecticut                                       06830
-------------------------------------------------            -----
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01  Completion of Acquisition or Disposition of Assets

Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Pools

                  On March 30, 2005, a single series of notes, entitled GreenPoint Mortgage Funding Trust 2005-HE1, Asset-Backed Notes, Series 2005-HE1, was issued pursuant to an Indenture, dated as of March 30, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, between GreenPoint Mortgage Funding Trust 2005-HE1 (the "Issuer") and Deutsche Bank National Trust Company (the "Indenture Trustee"). Seventeen classes of notes, designated as the "Class A-1A Notes," the "Class A-1B Notes", the "Class A-2 Notes," the "Class A-3 Notes," the "Class A-4 Notes", the "Class A-5 Notes", the "Class M-1 Notes," the "Class M-2 Notes," the "Class M-3 Notes," the "Class M-4 Notes," the "Class M-5 Notes," the "Class M-6 Notes," "Class M-7 Notes," the "Class M-8 Notes," the "Class B-1 Notes," the "Class B-2 Notes," the "Class B-3 Notes," (collectively, the "Notes") and four classes of certificates, designated as the "Class C Certificates," the "Class G Certificates," the "Class R Certificates" and the "Class R-X Certificates" (collectively, the "Certificates") were issued. The Notes are secured by a pool (the "Mortgage Pool") of adjustable-rate, first and second lien home equity lines of credit (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $734,644,145.70 as of March 1, 2005 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Sale and Servicing Agreement, dated March 30, 2005, among GreenPoint Mortgage Funding, Inc., Greenwich Capital Financial Products, Inc., the Issuer, the Indenture Trustee and Financial Asset Securities Corp., attached hereto as Exhibit 99.1. The "Class A-1A Notes," the "Class A-1B Notes," the "Class A-2 Notes," the "Class A-3 Notes," the "Class A-4 Notes", the "Class A-5 Notes", the "Class M-1 Notes," the "Class M-2 Notes," the "Class M-3 Notes," the "Class M-4 Notes," the "Class M-5 Notes," the "Class M-6 Notes," "Class M-7 Notes" and the "Class M-8 Notes" (together, the "Offered Notes") were sold by the Depositor to Greenwich Capital Markets, Inc., an affiliate of the Depositor, and WaMu

Capital Corp. (together, the "Underwriters"), pursuant to an Underwriting Agreement, dated March 30, 2005, among the Depositor and the Underwriters.

                  The Offered Notes, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 28, 2005, and the Prospectus, dated February 22, 2005 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The "Class B-1 Notes," the "Class B-2 Notes," the "Class B-3 Notes", the "Class C Certificates", the "Class G Certificates", the "Class R Certificates" and the "Class R-X Certificates" have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

=====================================================================================================
           Class               Initial Note Principal Balance                Pass-Through Rate
-----------------------------------------------------------------------------------------------------
           A-1A                 $  387,000,000                                    Variable
-----------------------------------------------------------------------------------------------------
           A-1B                 $   75,000,000                                    Variable
-----------------------------------------------------------------------------------------------------
            A-2                 $  112,000,000                                    Variable
-----------------------------------------------------------------------------------------------------
            A-3                 $  195,000,000                                    Variable
-----------------------------------------------------------------------------------------------------
            A-4                 $   73,664,000                                    Variable
-----------------------------------------------------------------------------------------------------
            A-5                 $   23,940,000                                    Variable
-----------------------------------------------------------------------------------------------------
            M-1                 $   73,414,000                                    Variable
-----------------------------------------------------------------------------------------------------
            M-2                 $   13,832,000                                    Variable
-----------------------------------------------------------------------------------------------------
            M-3                 $   21,811,000                                    Variable
-----------------------------------------------------------------------------------------------------
            M-4                 $   19,683,000                                    Variable
-----------------------------------------------------------------------------------------------------
            M-5                 $   10,640,000                                    Variable
-----------------------------------------------------------------------------------------------------
            M-6                 $   10,640,000                                    Variable
-----------------------------------------------------------------------------------------------------
            M-7                 $   12,236,000                                    Variable
-----------------------------------------------------------------------------------------------------
            M-8                 $    9,044,000                                    Variable
=====================================================================================================

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

Exhibit No.                                                            Description
-----------                                                            -----------
3.1                                 Trust Agreement, dated March 30, 2005, among Deutsche Bank National
                                    Trust Company, Wilmington Trust Company and Financial Asset Securities
                                    Corp. relating to the Series 2005-HE1 Notes.

4.1                                 Indenture,  dated as of March 30, 2005, between GreenPoint Mortgage Funding Trust
                                    2005-HE1 as issuer and Deutsche Bank National Trust Company as indenture  trustee relating to the Series 2005-HE1 Notes.

99.1                                Sale and Servicing  Agreement,  dated March 30, 2005, among  GreenPoint  Mortgage
                                    Funding,  Inc., Greenwich Capital Financial Products,  Inc.,  GreenPoint Mortgage
                                    Funding Trust 2005-HE1,  Deutsche Bank National Trust Company and Financial Asset
                                    Securities Corp. relating to the Series 2005-HE1 Notes.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 14, 2005




                                        FINANCIAL ASSET SECURITIES CORP.
                                        By: /s/ Frank Skibo
                                           -------------------------------------
                                        Name: Frank Skibo
                                        Title: Managing Director

                                Index to Exhibits
                                -----------------

Exhibit No.                                     Description
-----------                                     -----------
3.1                      Trust Agreement, dated March 30, 2005, among Deutsche Bank National
                         Trust Company, Wilmington Trust Company and Financial Asset Securities
                         Corp. relating to the Series 2005-HE1 Notes.

4.1                      Indenture,  dated as of March 30, 2005, between GreenPoint Mortgage Funding Trust
                         2005-HE1 as issuer and Deutsche Bank National Trust Company as indenture  trustee relating to the Series 2005-HE1 Notes.

99.1                     Sale and Servicing  Agreement,  dated March 30, 2005, among  GreenPoint  Mortgage
                         Funding,  Inc., Greenwich Capital Financial Products,  Inc.,  GreenPoint Mortgage
                         Funding Trust 2005-HE1,  Deutsche Bank National Trust Company and Financial Asset
                         Securities Corp. relating to the Series 2005-HE1 Notes.